EXHIBIT 1A-14

SMART CONTRACTS

Security Token

pragma solidity 0.5.0;

import "../utils/Pausable.sol";

contract ISecurityToken is Pausable {
// ERC-20

uint256 public totalSupply;

function balanceOf(address tokenHolder) public view returns (uint256);

event Transfer(address indexed from, address indexed to, uint256 amount);

// OKTO Security Token

string public name;
string public symbol;
uint8 public decimals;
address public whitelistAddress;
address[] public operators;
bool public released;

// Modules handling
function addModule(address moduleAddress) public;

function removeModule(address moduleAddress) public;
function release() public;

// Operators handling
function authorizeOperator(address operator) public;
function revokeOperator(address operator) public;
function isOperator(address operator) public view returns (bool);

// Tokens handling
function balanceOfByTranche(bytes32 tranche, address tokenHolder) public view returns (uint256);
function getDestinationTranche(bytes32 sourceTranche, address from, uint256 amount, bytes memory data) public view returns(bytes32);
function canTransfer(bytes32 tranche, address operator, address from, address to, uint256 amount, bytes memory data) public view returns (byte, string memory, bytes32);
function transferByTranche(bytes32 tranche, address to, uint256 amount, bytes memory data) public returns (bytes32);
function operatorTransferByTranche(bytes32 tranche, address from, address to, uint256 amount, bytes memory data) public returns (bytes32);
function tranchesOf(address tokenHolder) public view returns (bytes32[] memory);
function issueByTranche(bytes32 tranche, address tokenHolder, uint256 amount, bytes memory data) public;
function burnByTranche(bytes32 tranche, address tokenHolder, uint256 amount, bytes memory data) public;

// Events
event AddedModule(address moduleAddress, string moduleType);
event RemovedModule(address moduleAddress);
event Released();
event AuthorizedOperator(address indexed operator);
event RevokedOperator(address indexed operator);
event TransferByTranche(bytes32 fromTranche, bytes32 toTranche, address indexed operator, address indexed from, address indexed to, uint256 amount, bytes data);

event IssuedByTranche(bytes32 tranche, address indexed operator, address indexed to, uint256 amount, bytes data);
event BurnedByTranche(bytes32 tranche, address indexed operator, address indexed from, uint256 amount, bytes data);
}

Custom Token Module

pragma solidity ^0.5.0;

import "../tokens/TokenModule.sol";

contract CustomTokenModule is TokenModule {
string public description;

constructor(address _tokenAddress)
TokenModule(_tokenAddress, "custom")
public
{
}
}

Forced Transfer Module

pragma solidity ^0.5.0;

import "../utils/Factory.sol";
import "../tokens/TokenModule.sol";
import "./Module.sol";

contract ForcedTransferTokenModule is TransferValidatorTokenModule,TransferListenerTokenModule,TokenModule {
struct ForcedTransfer {
bytes32 fromTranche;
bytes32 toTranche;
address operator;
address from;
address to;
uint256 amount;
}

mapping(bytes32 => ForcedTransfer) pendingForceTransfers;
uint256 numberOfPendingTransfers;

constructor(address _tokenAddress)
TokenModule(_tokenAddress, "forcedTransfer")
public
{
}

function getFeatures()

public view returns(Module.Feature[] memory)
{
Module.Feature[] memory features = new Module.Feature[](2);
features[0] = Module.Feature.TransferValidator;
features[1] = Module.Feature.TransferListener;
return features;
}

function approveForcedTransfer(bytes32 fromTranche, bytes32 toTranche, address operator, address from, address to, uint256 amount)
onlyTokenOwner
public
{
require(from != address(0), "Invalid source address");
require(to != address(0), "Invalid destination address");
require(operator != address(0), "Invalid operator");
require(amount >= 0, "Negative amount");

bytes memory hashBytes = abi.encodePacked(fromTranche, toTranche, operator, from, to, amount);
bytes32 hash = keccak256(hashBytes);
if (pendingForceTransfers[hash].from == address(0)) {
pendingForceTransfers[hash].fromTranche = fromTranche;
pendingForceTransfers[hash].toTranche = toTranche;
pendingForceTransfers[hash].operator = operator;
pendingForceTransfers[hash].from = from;
pendingForceTransfers[hash].to = to;
pendingForceTransfers[hash].amount = amount;
numberOfPendingTransfers++;
emit ApprovedForcedTransfer(fromTranche, toTranche, operator, from, to, amount, hash);
}

}

function revokeForcedTransfer(bytes32 fromTranche, bytes32 toTranche, address operator, address from, address to, uint256 amount)
onlyTokenOwner
public
{
require(from != address(0), "Invalid source address");
require(to != address(0), "Invalid destination address");
require(operator != address(0), "Invalid operator");
require(amount >= 0, "Negative amount");

bytes memory hashBytes = abi.encodePacked(fromTranche, toTranche, operator, from, to, amount);
bytes32 hash = keccak256(hashBytes);
if (pendingForceTransfers[hash].from != address(0)) {
delete pendingForceTransfers[hash];
numberOfPendingTransfers--;
emit RevokedForcedTransfer(fromTranche, toTranche, operator, from, to, amount, hash);
}
}

function validateTransfer(bytes32 fromTranche, bytes32 toTranche, address operator, address from, address to, uint256 amount, bytes memory)
public view returns (byte, string memory)
{
if (numberOfPendingTransfers > 0) {
bytes memory hashBytes = abi.encodePacked(fromTranche, toTranche, operator, from, to, amount);
bytes32 hash = keccak256(hashBytes);
ForcedTransfer storage forcedTransfer = pendingForceTransfers[hash];
// we check one attribute to see if it exists

if (forcedTransfer.from == from) {
return (0xAF, "Forced transfer");
}
}
// if it is not forced, we still returned approved
return (0xA1, "Approved");
}

function transferDone(bytes32 fromTranche, bytes32 toTranche, address operator, address from, address to, uint256 amount, bytes memory)
onlyToken
public
{
if (numberOfPendingTransfers == 0) {
// no need to check this
return;
}
bytes memory hashBytes = abi.encodePacked(fromTranche, toTranche, operator, from, to, amount);
bytes32 hash = keccak256(hashBytes);
if (pendingForceTransfers[hash].from != address(0)) {
emit ExecutedForcedTransfer(fromTranche, toTranche, operator, from, to, amount, hash);
delete pendingForceTransfers[hash];
numberOfPendingTransfers--;
}
}

event ApprovedForcedTransfer(bytes32 fromTranche, bytes32 toTranche, address indexed operator, address indexed from, address to, uint256 amount, bytes32 hash);
event RevokedForcedTransfer(bytes32 fromTranche, bytes32 toTranche, address indexed operator, address indexed from, address to, uint256 amount, bytes32 hash);
event ExecutedForcedTransfer(bytes32 fromTranche, bytes32 toTranche, address indexed operator, address indexed from, address to, uint256 amount, bytes32 hash);

}

contract ForcedTransferTokenModuleFactory is Factory {
function createInstance(address tokenAddress)
public returns(address)
{
ForcedTransferTokenModule instance = new ForcedTransferTokenModule(tokenAddress);
instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}

Investor Limite Module

pragma solidity ^0.5.0;

import "../utils/SafeMath.sol";
import "../utils/Factory.sol";
import "../whitelists/IWhitelist.sol";
import "../whitelists/WhitelistModule.sol";
import "../tokens/ISecurityToken.sol";
import "../tokens/TokenModule.sol";
import "./Module.sol";

contract InvestorsLimitTokenModule is TransferValidatorTokenModule,TransferListenerTokenModule,TokenModule,WhitelistModule {
using SafeMath for uint256;

bytes32 constant INVESTOR_ID_PROP = bytes32("investorId");

uint256 public limit;
bool public checkInvestorId;

uint256 public numberOfInvestors;
bytes32 investorIdProperty;
mapping(bytes32 => uint256) balancePerInvestor;

constructor(address _tokenAddress, address _whitelistAddress, uint256 _limit, bool _checkInvestorId)
TokenModule(_tokenAddress, "investorsLimit")

WhitelistModule(_whitelistAddress, "investorsLimit")
public
{
require(_limit > 0, "Limit must be greater than zero");
ISecurityToken token = ISecurityToken(tokenAddress);
require(token.whitelistAddress() == _whitelistAddress, "Whitelist must be the same as the whitelist in the token");

limit = _limit;
checkInvestorId = _checkInvestorId;
}

function getFeatures()
public view returns(Module.Feature[] memory)
{
Module.Feature[] memory features = new Module.Feature[](3);
features[0] = Module.Feature.TransferValidator;
features[1] = Module.Feature.TransferListener;
features[2] = Module.Feature.WhitelistListener;
return features;
}

function validateTransfer(bytes32, bytes32, address, address from, address to, uint256 amount, bytes memory)
public view returns (byte, string memory)
{
ISecurityToken token = ISecurityToken(tokenAddress);
uint256 diff;
if (checkInvestorId) {
// validate using balance per investor
IWhitelist whitelist = IWhitelist(whitelistAddress);
bytes32 fromInvestorId;

bytes32 toInvestorId;
if (from != address(0)) {
fromInvestorId = whitelist.getProperty(from, INVESTOR_ID_PROP);
}
if (to != address(0)) {
toInvestorId = whitelist.getProperty(to, INVESTOR_ID_PROP);
}
if (to != address(0) && balancePerInvestor[toInvestorId] == 0) {
// if the sender is transferring all its tokens, then we can assume there will be one investor less diff = (from != address(0) && balancePerInvestor[fromInvestorId] == amount) ? 1 : 0;
// this is a new investor so we need to check limit
if ((numberOfInvestors - diff) >= limit) {
return (0xA8, "Maximum number of investors reached");
}
}
} else {
if (to != address(0) && token.balanceOf(to) == 0) {
// if the sender is transferring all its tokens, then we can assume there will be one investor less diff = (from != address(0) && token.balanceOf(from) == amount) ? 1 : 0;
// this is a new investor so we need to check limit
if ((numberOfInvestors - diff) >= limit) {
return (0xA8, "Maximum number of investors reached");
}
}
}
return (0xA1, "Approved");
}

function transferDone(bytes32, bytes32, address, address from, address to, uint256 amount, bytes memory)

onlyToken
public
{
ISecurityToken token = ISecurityToken(tokenAddress);
if (checkInvestorId) {
// if there is a whitelist we should take into account balancer per investor instead of per wallet
IWhitelist whitelist = IWhitelist(whitelistAddress);
bytes32 fromInvestorId;
bytes32 toInvestorId;
if (from != address(0)) {
fromInvestorId = whitelist.getProperty(from, INVESTOR_ID_PROP);
balancePerInvestor[fromInvestorId] = balancePerInvestor[fromInvestorId].sub(amount);
}
if (to != address(0)) {
toInvestorId = whitelist.getProperty(to, INVESTOR_ID_PROP);
balancePerInvestor[toInvestorId] = balancePerInvestor[toInvestorId].add(amount);
}
if (to != address(0) && balancePerInvestor[toInvestorId] == amount) {
// it means that this is a new investor as all the tokens are the ones that were transferred in this operation
numberOfInvestors++;
}
if (from != address(0) && balancePerInvestor[fromInvestorId] == 0) {
// decrease the number of investors as the sender does not have any tokens after the transaction
numberOfInvestors--;
}
} else {
if (to != address(0) && token.balanceOf(to) == amount) {
// it means that this is a new investor as all the tokens are the ones that were transferred in this operation
numberOfInvestors++;

}
if (from != address(0) && token.balanceOf(from) == 0) {
// decrease the number of investors as the sender does not have any tokens after the transaction
numberOfInvestors--;
}
}
}

function investorUpdated(address investor, bytes32 bucket, bytes32 newValue, bytes32 oldValue)
onlyWhitelist
public
{
if (bucket == INVESTOR_ID_PROP && newValue != oldValue) {
ISecurityToken token = ISecurityToken(tokenAddress);
uint256 balanceOfAddress = token.balanceOf(investor);
// move balance of the address to the new investor
balancePerInvestor[oldValue] = balancePerInvestor[oldValue].sub(balanceOfAddress);
balancePerInvestor[newValue] = balancePerInvestor[newValue].add(balanceOfAddress);
if (balancePerInvestor[newValue] == balanceOfAddress) {
// it means that this is a new investor as all the tokens are the ones that were moved in this operation
numberOfInvestors++;
}
if (balancePerInvestor[oldValue] == 0) {
// decrease the number of investors as the old investor does not have any tokens after the operation
numberOfInvestors--;
}
if (numberOfInvestors > limit) {
revert("Maximum number of investors reached");

}
}
}
}

contract InvestorsLimitTokenModuleFactory is Factory {
function createInstance(address tokenAddress, uint256 limit, bool checkInvestorId)
public returns(address)
{
ISecurityToken token = ISecurityToken(tokenAddress);
address whitelistAddress = token.whitelistAddress();
InvestorsLimitTokenModule instance = new InvestorsLimitTokenModule(tokenAddress, whitelistAddress, limit, checkInvestorId);
instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}

KYC Accreditation Module

pragma solidity ^0.5.0;

import "../whitelists/IWhitelist.sol";
import "../utils/Factory.sol";
import "../tokens/TokenModule.sol";
import "./Module.sol";

contract KycTokenModule is TransferValidatorTokenModule,TokenModule {
address public whitelistAddress;

bytes32 constant KYC_PROP = bytes32("kycStatus");

constructor(address _tokenAddress)
TokenModule(_tokenAddress, "kyc")
public
{
ISecurityToken token = ISecurityToken(tokenAddress);

whitelistAddress = token.whitelistAddress();

}

function getFeatures()
public view returns(Module.Feature[] memory)
{
Module.Feature[] memory features = new Module.Feature[](1);

features[0] = Module.Feature.TransferValidator;
return features;
}

function validateTransfer(bytes32, bytes32, address, address, address to, uint256, bytes memory)
public view returns (byte, string memory)
{
IWhitelist whitelist = IWhitelist(whitelistAddress);
uint256 propValue = uint256(whitelist.getProperty(to, KYC_PROP));
if (propValue == 1 || propValue == 2) {
return (0xA1, "Approved");
} else {
return (0xA6, "Receiver not in whitelist");
}
}
}

contract KycTokenModuleFactory is Factory {
function createInstance(address tokenAddress)
public returns(address)
{
KycTokenModule instance = new KycTokenModule(tokenAddress);
instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}

Offering Module

pragma solidity ^0.5.0;

import "../utils/Factory.sol";
import "../utils/Pausable.sol";
import "../tokens/TokenModule.sol";
import "./Module.sol";

contract OfferingTokenModule is TransferValidatorTokenModule,TokenModule,Pausable {
uint256 public start;
uint256 public end;

constructor(address _tokenAddress, uint256 _start, uint256 _end)
TokenModule(_tokenAddress, "offering")
public
{
start = _start;
end = _end;
}

function getFeatures()
public view returns(Module.Feature[] memory)
{
Module.Feature[] memory features = new Module.Feature[](1);
features[0] = Module.Feature.TransferValidator;
return features;
}

function issueTokens(bytes32[] memory tranches, address[] memory investors, uint256[] memory amounts)
onlyTokenOperator whenNotPaused
public
{
require(investors.length == tranches.length && tranches.length == amounts.length, "Number of investors, tranches and amounts does not match");
require(investors.length > 0, "Tokens for at least one investor should be issued");
require(now >= start, "The offering has not started yet");
require(now <= end, "The offering has finished already");
byte res;
string memory message;
ISecurityToken token = ISecurityToken(tokenAddress);
for (uint i = 0; i < investors.length; i++) {
(res, message, ) = token.canTransfer(tranches[i], msg.sender, address(0), investors[i], amounts[i], abi.encodePacked("issuing"));
if (res != 0xA0 && res != 0xA1 && res != 0xA2 && res != 0xAF) {
emit TokenAllocationError(i, res, message);
} else {
token.issueByTranche(tranches[i], investors[i], amounts[i], abi.encodePacked("issuing"));
}
}
}

function reserveTokens(bytes32[] memory tranches, address[] memory investors, uint256[] memory amounts)
onlyTokenOwner whenNotPaused
public
{
require(investors.length == tranches.length && tranches.length == amounts.length, "Number of investors, tranches and amounts does not match");

require(investors.length > 0, "Tokens for at least one investor should be issued");
require(now < start, "The offering has started already");
byte res;
string memory message;
ISecurityToken token = ISecurityToken(tokenAddress);
for (uint i = 0; i < investors.length; i++) {
(res, message, ) = token.canTransfer(tranches[i], msg.sender, address(0), investors[i], amounts[i], abi.encodePacked("reservation"));
if (res != 0xA0 && res != 0xA1 && res != 0xA2 && res != 0xAF) {
emit TokenAllocationError(i, res, message);
} else {
token.issueByTranche(tranches[i], investors[i], amounts[i], abi.encodePacked("reservation"));
}
}
}

function validateTransfer(bytes32, bytes32, address, address from, address, uint256, bytes memory data)
public view returns (byte, string memory)
{
if (from == address(0)) {
// if this is a token reservation (only done by the owner of the token) we don't perform this validation if (keccak256(data) != keccak256(abi.encodePacked("reservation"))) {
// we need to only allow issuance if we are between start and end
if (now < start || now > end) {
return (0xA8, "Offering not in progress");
} else if (paused) {
// if offering is in progress, but it is paused we will return an error return (0xA8, "Offering is paused");
}

} else {
// if it is a reservation, but it is after the offering started, return an error if (now >= start) {
return (0xA8, "Offering already started");
}
}
} else {
// if this is a regular transfer and not issuance, we will reject it if the offering is not finished if (now <= end) {
return (0xA8, "Transfers are not allowed until offering is finished");
}
}
return (0xA1, "Approved");
}

event TokenAllocationError(uint256 index, byte code, string errorMessage);
}

contract OfferingTokenModuleFactory is Factory {
function createInstance(address tokenAddress, uint256 start, uint256 end)
public returns(address)
{
OfferingTokenModule instance = new OfferingTokenModule(tokenAddress, start, end);
instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}

Restrict Sender Module

pragma solidity ^0.5.0;

import "../whitelists/Whitelist.sol";
import "../utils/Factory.sol";
import "../tokens/TokenModule.sol";
import "./Module.sol";

contract RestrictSenderTokenModule is TransferValidatorTokenModule,TokenModule {
address public whitelistAddress;
bool public allowOperators;
bool public allowAts;

bytes32 constant ATS_PROP = bytes32("ats");

constructor(address _tokenAddress, bool _allowOperators, bool _allowAts)
TokenModule(_tokenAddress, "restrictSender")
public
{
require(_allowOperators || _allowAts, "You need to allow at least one type of users");

ISecurityToken token = ISecurityToken(tokenAddress);
whitelistAddress = token.whitelistAddress();
allowOperators = _allowOperators;
allowAts = _allowAts;
}

function getFeatures()
public view returns(Module.Feature[] memory)
{
Module.Feature[] memory features = new Module.Feature[](1);
features[0] = Module.Feature.TransferValidator;
return features;
}

function validateTransfer(bytes32, bytes32, address operator, address from, address, uint256, bytes memory)
public view returns (byte, string memory)
{
IWhitelist whitelist = IWhitelist(whitelistAddress);
if (
allowOperators && operator != address(0) ||
allowAts && operator == address(0) && whitelist.getProperty(from, ATS_PROP) == bytes32(uint256(1))
) {
return (0xA1, "Approved");
} else {
return (0xA5, "Sender is restricted");
}
}
}

contract RestrictSenderTokenModuleFactory is Factory {
function createInstance(address tokenAddress, bool allowOperators, bool allowAts)
public returns(address)
{
RestrictSenderTokenModule instance = new RestrictSenderTokenModule(tokenAddress, allowOperators, allowAts);

instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}

Supply Limit Module

pragma solidity ^0.5.0;

import "../utils/Factory.sol";
import "../tokens/ISecurityToken.sol";
import "../tokens/TokenModule.sol";
import "./Module.sol";

contract SupplyLimitTokenModule is TransferValidatorTokenModule,TokenModule {
uint256 public limit;

constructor(address _tokenAddress, uint256 _limit)
TokenModule(_tokenAddress, "supplyLimit")
public
{
limit = _limit;
}

function getFeatures()
public view returns(Module.Feature[] memory)
{
Module.Feature[] memory features = new Module.Feature[](1);
features[0] = Module.Feature.TransferValidator;
return features;
}

function validateTransfer(bytes32, bytes32, address, address from, address, uint256 amount, bytes memory)
public view returns (byte, string memory)
{
if (from == address(0)) {
// this is an issuance of tokens
ISecurityToken token = ISecurityToken(tokenAddress);
if ((token.totalSupply() + amount) > limit) {
return (0xA8, "Supply limit reached");
}
}
return (0xA1, "Approved");
}
}

contract SupplyLimitTokenModuleFactory is Factory {
function createInstance(address tokenAddress, uint256 limit)
public returns(address)
{
SupplyLimitTokenModule instance = new SupplyLimitTokenModule(tokenAddress, limit);
instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}

Multi-Signature Wallet

pragma solidity ^0.5.0;

import "../utils/Factory.sol";

// This multisig wallet was develop by Gnosis: https://github.com/gnosis/MultiSigWallet

/// @title Multisignature wallet - Allows multiple parties to agree on transactions before execution.
/// @author Stefan George - <stefan.george@consensys.net>
contract MultiSigWallet {

/*
* Events
*/
event Confirmation(address indexed sender, uint indexed transactionId);
event Revocation(address indexed sender, uint indexed transactionId);
event Submission(uint indexed transactionId);
event Execution(uint indexed transactionId);
event ExecutionFailure(uint indexed transactionId);
event Deposit(address indexed sender, uint value);
event OwnerAddition(address indexed owner);
event OwnerRemoval(address indexed owner);
event RequirementChange(uint required);

/*

* Constants
*/
uint constant public MAX_OWNER_COUNT = 50;

/*
* Storage
*/
mapping (uint => Transaction) public transactions;
mapping (uint => mapping (address => bool)) public confirmations;
mapping (address => bool) public isOwner;
address[] public owners;
uint public required;
uint public transactionCount;

struct Transaction {
address destination;
uint value;
bytes data;
bool executed;
}

/*
* Modifiers
*/
modifier onlyWallet() {
require(msg.sender == address(this));
_;
}

modifier ownerDoesNotExist(address owner) {

require(!isOwner[owner]);
_;
}

modifier ownerExists(address owner) {
require(isOwner[owner]);
_;
}

modifier transactionExists(uint transactionId) {
require(transactions[transactionId].destination != address(0));
_;
}

modifier confirmed(uint transactionId, address owner) {
require(confirmations[transactionId][owner]);
_;
}

modifier notConfirmed(uint transactionId, address owner) {
require(!confirmations[transactionId][owner]);
_;
}

modifier notExecuted(uint transactionId) {
require(!transactions[transactionId].executed);
_;
}

modifier notNull(address _address) {
require(_address != address(0));
_;
}

modifier validRequirement(uint ownerCount, uint _required) {
require(ownerCount <= MAX_OWNER_COUNT
&& _required <= ownerCount
&& _required != 0
&& ownerCount != 0);
_;
}

/// @dev Fallback function allows to deposit ether.
function()
external payable
{
if (msg.value > 0)
emit Deposit(msg.sender, msg.value);
}

/*
* Public functions
*/
/// @dev Contract constructor sets initial owners and required number of confirmations.
/// @param _owners List of initial owners.
/// @param _required Number of required confirmations.
constructor(address[] memory _owners, uint _required)
public
validRequirement(_owners.length, _required)

{
for (uint i=0; i<_owners.length; i++) {
require(!isOwner[_owners[i]] && _owners[i] != address(0));
isOwner[_owners[i]] = true;
}
owners = _owners;
required = _required;
}

/// @dev Allows to add a new owner. Transaction has to be sent by wallet.
/// @param owner Address of new owner.
function addOwner(address owner)
public
onlyWallet
ownerDoesNotExist(owner)
notNull(owner)
validRequirement(owners.length + 1, required)
{
isOwner[owner] = true;
owners.push(owner);
emit OwnerAddition(owner);
}

/// @dev Allows to remove an owner. Transaction has to be sent by wallet.
/// @param owner Address of owner.
function removeOwner(address owner)
public
onlyWallet
ownerExists(owner)
{
isOwner[owner] = false;

for (uint i=0; i<owners.length - 1; i++)
if (owners[i] == owner) {
owners[i] = owners[owners.length - 1];
break;
}
owners.length -= 1;
if (required > owners.length)
changeRequirement(owners.length);
emit OwnerRemoval(owner);
}

/// @dev Allows to replace an owner with a new owner. Transaction has to be sent by wallet.
/// @param owner Address of owner to be replaced.
/// @param newOwner Address of new owner.
function replaceOwner(address owner, address newOwner)
public
onlyWallet
ownerExists(owner)
ownerDoesNotExist(newOwner)
{
for (uint i=0; i<owners.length; i++)
if (owners[i] == owner) {
owners[i] = newOwner;
break;
}
isOwner[owner] = false;
isOwner[newOwner] = true;
emit OwnerRemoval(owner);
emit OwnerAddition(newOwner);
}

/// @dev Allows to change the number of required confirmations. Transaction has to be sent by wallet.
/// @param _required Number of required confirmations.
function changeRequirement(uint _required)
public
onlyWallet
validRequirement(owners.length, _required)
{
required = _required;
emit RequirementChange(_required);
}

/// @dev Allows an owner to submit and confirm a transaction.
/// @param destination Transaction target address.
/// @param value Transaction ether value.
/// @param data Transaction data payload.
/// @return Returns transaction ID.
function submitTransaction(address destination, uint value, bytes memory data)
public
returns (uint transactionId)
{
transactionId = addTransaction(destination, value, data);
confirmTransaction(transactionId);
}

/// @dev Allows an owner to confirm a transaction.
/// @param transactionId Transaction ID.
function confirmTransaction(uint transactionId)
public
ownerExists(msg.sender)

transactionExists(transactionId)
notConfirmed(transactionId, msg.sender)
{
confirmations[transactionId][msg.sender] = true;
emit Confirmation(msg.sender, transactionId);
executeTransaction(transactionId);
}

/// @dev Allows an owner to revoke a confirmation for a transaction.
/// @param transactionId Transaction ID.
function revokeConfirmation(uint transactionId)
public
ownerExists(msg.sender)
confirmed(transactionId, msg.sender)
notExecuted(transactionId)
{
confirmations[transactionId][msg.sender] = false;
emit Revocation(msg.sender, transactionId);
}

/// @dev Allows anyone to execute a confirmed transaction.
/// @param transactionId Transaction ID.
function executeTransaction(uint transactionId)
public
ownerExists(msg.sender)
confirmed(transactionId, msg.sender)
notExecuted(transactionId)
{
if (isConfirmed(transactionId)) {
Transaction storage txn = transactions[transactionId];
txn.executed = true;

if (external_call(txn.destination, txn.value, txn.data.length, txn.data))
emit Execution(transactionId);
else {
emit ExecutionFailure(transactionId);
txn.executed = false;
}
}
}

// call has been separated into its own function in order to take advantage
// of the Solidity's code generator to produce a loop that copies tx.data into memory.
function external_call(address destination, uint value, uint dataLength, bytes memory data) private returns (bool) {
bool result;
assembly {
let x := mload(0x40) // "Allocate" memory for output (0x40 is where "free memory" pointer is stored by convention)
let d := add(data, 32) // First 32 bytes are the padded length of data, so exclude that result := call(
sub(gas, 34710), // 34710 is the value that solidity is currently emitting
// It includes callGas (700) + callVeryLow (3, to pay for SUB) + callValueTransferGas (9000) +
// callNewAccountGas (25000, in case the destination address does not exist and needs creating)
destination,
value,
d,
dataLength, // Size of the input (in bytes) - this is what fixes the padding problem
x,
0 // Output is ignored, therefore the output size is zero

)
}
return result;
}

/// @dev Returns the confirmation status of a transaction.
/// @param transactionId Transaction ID.
/// @return Confirmation status.
function isConfirmed(uint transactionId)
public
view
returns (bool)
{
uint count = 0;
for (uint i=0; i<owners.length; i++) {
if (confirmations[transactionId][owners[i]])
count += 1;
if (count == required)
return true;
}
}

/*
* Internal functions
*/
/// @dev Adds a new transaction to the transaction mapping, if transaction does not exist yet.
/// @param destination Transaction target address.
/// @param value Transaction ether value.
/// @param data Transaction data payload.
/// @return Returns transaction ID.

function addTransaction(address destination, uint value, bytes memory data)
internal
notNull(destination)
returns (uint transactionId)
{
transactionId = transactionCount;
transactions[transactionId] = Transaction({
destination: destination,
value: value,
data: data,
executed: false
});
transactionCount += 1;
emit Submission(transactionId);
}

/*
* Web3 call functions
*/
/// @dev Returns number of confirmations of a transaction.
/// @param transactionId Transaction ID.
/// @return Number of confirmations.
function getConfirmationCount(uint transactionId)
public
view
returns (uint count)
{
for (uint i=0; i<owners.length; i++)
if (confirmations[transactionId][owners[i]])
count += 1;
}

/// @dev Returns total number of transactions after filers are applied.
/// @param pending Include pending transactions.
/// @param executed Include executed transactions.
/// @return Total number of transactions after filters are applied.
function getTransactionCount(bool pending, bool executed)
public
view
returns (uint count)
{
for (uint i=0; i<transactionCount; i++)
if ( pending && !transactions[i].executed
|| executed && transactions[i].executed)
count += 1;
}

/// @dev Returns list of owners.
/// @return List of owner addresses.
function getOwners()
public
view
returns (address[] memory)
{
return owners;
}

/// @dev Returns array with owner addresses, which confirmed transaction.
/// @param transactionId Transaction ID.
/// @return Returns array of owner addresses.
function getConfirmations(uint transactionId)
public

view
returns (address[] memory _confirmations)
{
address[] memory confirmationsTemp = new address[](owners.length);
uint count = 0;
uint i;
for (i=0; i<owners.length; i++)
if (confirmations[transactionId][owners[i]]) {
confirmationsTemp[count] = owners[i];
count += 1;
}
_confirmations = new address[](count);
for (i=0; i<count; i++)
_confirmations[i] = confirmationsTemp[i];
}

/// @dev Returns list of transaction IDs in defined range.
/// @param from Index start position of transaction array.
/// @param to Index end position of transaction array.
/// @param pending Include pending transactions.
/// @param executed Include executed transactions.
/// @return Returns array of transaction IDs.
function getTransactionIds(uint from, uint to, bool pending, bool executed)
public
view
returns (uint[] memory _transactionIds)
{
uint[] memory transactionIdsTemp = new uint[](transactionCount);
uint count = 0;
uint i;
for (i=0; i<transactionCount; i++)

if ( pending && !transactions[i].executed
|| executed && transactions[i].executed)
{
transactionIdsTemp[count] = i;
count += 1;
}
_transactionIds = new uint[](to - from);
for (i=from; i<to; i++)
_transactionIds[i - from] = transactionIdsTemp[i];
}
}

contract MultiSigWalletFactory is Factory {
function createInstance(address[] memory _owners, uint _required)
public returns(address)
{
MultiSigWallet instance = new MultiSigWallet(_owners, _required);
addInstance(address(instance));
return address(instance);
}
}

Whitelist

pragma solidity ^0.5.0;

import "../utils/Ownable.sol";
import "../utils/Factory.sol";
import "../utils/AddressArrayLib.sol";
import "./WhitelistModule.sol";

contract IWhitelist is Ownable {
address[] public validators;

function addValidator(address validator) public;
function removeValidator(address validator) public;
function isValidator(address validator) public view returns(bool);
function setBucket(address investor, bytes32 bucket, bytes32 value) public;
function setManyBuckets(address[] memory investors, bytes32[] memory buckets, bytes32[] memory values) public;
function getBucket(address investor, bytes32 bucket) public view returns(bytes32);
function getProperty(address investor, bytes32 property) public view returns(bytes32);
function addProperty(bytes32 code, bytes32 bucket, uint8 from, uint16 len) public;
function addModule(address moduleAddress) public;
function removeModule(address moduleAddress) public;
function isModule(address moduleAddress) public view returns (bool);

event AddedValidator(address validator);
event RemovedValidator(address validator);
event AddedProperty(bytes32 code, bytes32 bucket, uint8 from, uint16 len);

event AddedModule(address moduleAddress, string moduleType);
event RemovedModule(address moduleAddress);
event UpdatedInvestor(address investor, bytes32 bucket, bytes32 value);
}

Standard Whitelist

pragma solidity ^0.5.0;

import "../utils/Ownable.sol";
import "../utils/Factory.sol";
import "./Whitelist.sol";

///////////////////////////////////////////////////////////////////////////////////////////////////
// Standard properties:
//
// General Bucket ----------------------------------------------
// KYC status index 0, length 2 bits (00: pending, 01: auto-approved, 10: manually-approved, 11: disapproved)
// KYC status updated index 2, length 40 bits
// AML status index 42, length 2 bits (00: pending, 01: auto-approved, 10: manually-approved, 11: disapproved)
// AML status updated index 44, length 40 bits
// Accredited status index 84, length 3 bits (000: pending, 001: auto-approved, 010: manually-approved, 011: self-approved, 100: disapproved)
// Accredited status updated index 87, length 40 bits
// Country code (two letters code) index 127, length 16 bits (two letters ascii code lower case)
// Insider index 143, length 1 bits
// Lockup expiration index 144, length 40 bits
// ATS index 184, length 1 bits
// Blocked index 185, length 1 bits
// Investor ID Bucket ------------------------------------------
// Investor ID index 0, length 256 bits
// KYC Reference Bucket ----------------------------------------
// KYC Reference index 0, length 256 bits

// AML Reference Bucket ----------------------------------------
// AML Reference index 0, length 256 bits
// Accredited Reference Bucket ---------------------------------
// Accredited Reference index 0, length 256 bits
//
///////////////////////////////////////////////////////////////////////////////////////////////////

contract StandardWhitelist is Whitelist {
constructor(address[] memory validators, bytes32[] memory codes, bytes32[] memory buckets, uint8[] memory froms, uint16[] memory lens)
Whitelist(validators, codes, buckets, froms, lens)
public
{
// define this standard properties; if they were also passed in the constructor
// they will be overridden

propertiesDefinition[bytes32("kycStatus")].code = bytes32("kycStatus");
propertiesDefinition[bytes32("kycStatus")].bucket = bytes32("general");
propertiesDefinition[bytes32("kycStatus")].from = 0;
propertiesDefinition[bytes32("kycStatus")].len = 2;

propertiesDefinition[bytes32("kycStatusUpdated")].code = bytes32("kycStatusUpdated");
propertiesDefinition[bytes32("kycStatusUpdated")].bucket = bytes32("general");
propertiesDefinition[bytes32("kycStatusUpdated")].from = 2;
propertiesDefinition[bytes32("kycStatusUpdated")].len = 40;

propertiesDefinition[bytes32("amlStatus")].code = bytes32("amlStatus");
propertiesDefinition[bytes32("amlStatus")].bucket = bytes32("general");
propertiesDefinition[bytes32("amlStatus")].from = 42;

propertiesDefinition[bytes32("amlStatus")].len = 2;

propertiesDefinition[bytes32("amlStatusUpdated")].code = bytes32("amlStatusUpdated");
propertiesDefinition[bytes32("amlStatusUpdated")].bucket = bytes32("general");
propertiesDefinition[bytes32("amlStatusUpdated")].from = 44;
propertiesDefinition[bytes32("amlStatusUpdated")].len = 40;

propertiesDefinition[bytes32("accreditedStatus")].code = bytes32("accreditedStatus");
propertiesDefinition[bytes32("accreditedStatus")].bucket = bytes32("general");
propertiesDefinition[bytes32("accreditedStatus")].from = 84;
propertiesDefinition[bytes32("accreditedStatus")].len = 3;

propertiesDefinition[bytes32("accreditedStatusUpdated")].code = bytes32("accreditedStatusUpdated");
propertiesDefinition[bytes32("accreditedStatusUpdated")].bucket = bytes32("general");
propertiesDefinition[bytes32("accreditedStatusUpdated")].from = 87;
propertiesDefinition[bytes32("accreditedStatusUpdated")].len = 40;

propertiesDefinition[bytes32("country")].code = bytes32("country");
propertiesDefinition[bytes32("country")].bucket = bytes32("general");
propertiesDefinition[bytes32("country")].from = 127;
propertiesDefinition[bytes32("country")].len = 16;

propertiesDefinition[bytes32("insider")].code = bytes32("insider");
propertiesDefinition[bytes32("insider")].bucket = bytes32("general");
propertiesDefinition[bytes32("insider")].from = 143;
propertiesDefinition[bytes32("insider")].len = 1;

propertiesDefinition[bytes32("lockupExpiration")].code = bytes32("lockupExpiration");
propertiesDefinition[bytes32("lockupExpiration")].bucket = bytes32("general");
propertiesDefinition[bytes32("lockupExpiration")].from = 144;
propertiesDefinition[bytes32("lockupExpiration")].len = 40;

propertiesDefinition[bytes32("ats")].code = bytes32("ats");
propertiesDefinition[bytes32("ats")].bucket = bytes32("general");
propertiesDefinition[bytes32("ats")].from = 184;
propertiesDefinition[bytes32("ats")].len = 1;

propertiesDefinition[bytes32("blocked")].code = bytes32("blocked");
propertiesDefinition[bytes32("blocked")].bucket = bytes32("general");
propertiesDefinition[bytes32("blocked")].from = 185;
propertiesDefinition[bytes32("blocked")].len = 1;

propertiesDefinition[bytes32("investorId")].code = bytes32("investorId");
propertiesDefinition[bytes32("investorId")].bucket = bytes32("investorId");
propertiesDefinition[bytes32("investorId")].from = 0;
propertiesDefinition[bytes32("investorId")].len = 256;

propertiesDefinition[bytes32("kycReference")].code = bytes32("kycReference");
propertiesDefinition[bytes32("kycReference")].bucket = bytes32("kycReference");
propertiesDefinition[bytes32("kycReference")].from = 0;
propertiesDefinition[bytes32("kycReference")].len = 256;

propertiesDefinition[bytes32("amlReference")].code = bytes32("amlReference");

propertiesDefinition[bytes32("amlReference")].bucket = bytes32("amlReference");
propertiesDefinition[bytes32("amlReference")].from = 0;
propertiesDefinition[bytes32("amlReference")].len = 256;

propertiesDefinition[bytes32("accreditedReference")].code = bytes32("accreditedReference");
propertiesDefinition[bytes32("accreditedReference")].bucket = bytes32("accreditedReference");
propertiesDefinition[bytes32("accreditedReference")].from = 0;
propertiesDefinition[bytes32("accreditedReference")].len = 256;
}
}

contract StandardWhitelistFactory is Factory {
function createInstance(address[] memory validators, bytes32[] memory codes, bytes32[] memory buckets, uint8[] memory froms, uint16[] memory lens)
public returns(address)
{
StandardWhitelist instance = new StandardWhitelist(validators, codes, buckets, froms, lens);
instance.transferOwnership(msg.sender);
addInstance(address(instance));
return address(instance);
}
}